SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HANDSPRING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

September 28, 2001

To Our Stockholders:

      You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Handspring, Inc. to be held at Mountain View Center for the Performing Arts, 500 Castro Street, Mountain View, California 94041, on Wednesday, November 14, 2001, at 2:00 p.m., local time.

      The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

      It is important that you use this opportunity to take part in the affairs of Handspring by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

      We look forward to seeing you at the meeting.

Sincerely,

DONNA L. DUBINSKY
Chief Executive Officer

HANDSPRING, INC.

189 Bernardo Avenue
Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Handspring, Inc. (the “Company”) will be held at Mountain View Center for the Performing Arts, 500 Castro Street, Mountain View, California 94041, on Wednesday, November 14, 2001, at 2:00 p.m., local time, for the following purposes:

1.	To elect two Class I directors of the Company, each to serve a three-year term expiring upon the 2004 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company’s Board of Directors intends to present the following nominees for election as directors:

Bruce W. Dunlevie
Kim B. Clark

2.	To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the current fiscal year.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

      Only stockholders of record at the close of business on September 17, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

DONNA L. DUBINSKY
Chief Executive Officer

Mountain View, California

September 28, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

PROXY STATEMENT October 5, 2001
VOTING RIGHTS AND SOLICITATION OF PROXIES
REVOCABILITY OF PROXIES
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS AND KEY EMPLOYEES
EXECUTIVE COMPENSATION AND OTHER MATTERS
COMPENSATION OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
COMPANY STOCK PRICE PERFORMANCE
CERTAIN TRANSACTIONS
AGREEMENTS WITH OUR OFFICERS AND DIRECTORS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
ANNUAL REPORTS

HANDSPRING, INC.

189 Bernardo Avenue
Mountain View, California 94043

PROXY STATEMENT
October 5, 2001

      The accompanying proxy is solicited on behalf of the Board of Directors of Handspring, Inc., a Delaware corporation (the “Company” or “Handspring”), for use at the Annual Meeting of Stockholders of the Company to be held at Mountain View Center for the Performing Arts, 500 Castro Street, Mountain View, California 94041, on Wednesday, November 14, 2001 at 2:00 p.m., local time (the “Meeting”). Only holders of record of the Company’s Common Stock at the close of business on September 17, 2001 (the “Record Date”) will be entitled to vote at the Meeting. At the close of business on September 17, 2001, the Company had 131,805,833 shares of Common Stock outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 5, 2001. An annual report to stockholders for the fiscal year ended June 30, 2001 is enclosed with this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

      Holders of the Company’s Common Stock are entitled to one vote for each share held as of the above record date. Shares of Common Stock may not be voted cumulatively.

      Under Proposal No. 1, Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 requires for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on such proposal. All votes will be tabulated by the inspector of election appointed for the Meeting who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward a quorum and will have the same effect as negative votes with regard to Proposal No. 2. Broker non-votes will also be counted towards a quorum but will not be counted for any purpose in determining whether any proposal has been approved.

      The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, electronic means or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company’s Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

      Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

      The Company currently has six directors divided among three classes as follows: Class I — Bruce W. Dunlevie and Kim B. Clark; Class II — Jeffrey C. Hawkins and L. John Doerr; and Class III — Donna L. Dubinsky, Mitchell E. Kertzman and William E. Kennard.

      Two Class I directors are to be elected at the Annual Meeting for a three-year term ending at the Annual Meeting of Stockholders in 2004. The Board has nominated Bruce W. Dunlevie and Kim B. Clark for election as the Class I directors. Shares represented by the accompanying proxy will be voted for the election of the two nominees recommended by the Company’s Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

Directors/ Nominees

      The names of the nominees and the incumbent members of the Board whose terms will continue after the Annual Meeting, and certain information about them as of August 31, 2001, are set forth below:

			Director
Name of Director or Nominee	Age	Principal Occupation	Since

Donna L. Dubinsky	46	President and Chief Executive Officer of Handspring, Inc.	1998

Jeffrey C. Hawkins	44	Chief Product Officer of Handspring, Inc.	1998

Kim B. Clark(1)	52	Dean of Harvard Business School	2000

L. John Doerr(2)	50	General Partner of Kleiner Perkins Caufield & Byers	1998

Bruce W. Dunlevie(1)(2)	44	Managing Member of Benchmark Capital	1998

William E. Kennard	44	Managing Director of The Carlyle Group	2001

Mitchell E. Kertzman(1)	52	President, Chief Executive Officer and a Director of Liberate Technologies	2000

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

      Ms. Dubinsky is a co-founder of Handspring. She has been the President and Chief Executive Officer and a director since July 1998. She served as President and Chief Executive Officer of Palm Computing, Inc. from June 1992 to July 1998. From 1982 to 1991, she was with Claris Corporation, a subsidiary of Apple Computer, Inc., and with Apple Computer, Inc., where she served in a number of logistics, sales and marketing positions, most recently as Vice President International of Claris from 1987 to January 1991. Ms. Dubinsky is also a director of Intuit Inc. She holds a B.A. degree in history from Yale University and an M.B.A. from the Harvard Graduate School of Business Administration.

      Mr. Hawkins is a co-founder of Handspring. He has been the Chief Product Officer and a director since July 1998. He was a founder of Palm and served as its Product Architect and one of its directors from 1992 to June 1998. From 1982 to 1992, Mr. Hawkins was Vice President of Research at GRiD Systems Corporation, a laptop computer company. He holds a B.S. degree in electrical engineering from Cornell University.

      Dr. Clark has served as a director of Handspring since April 2000. Dr. Clark is Dean of the Faculty and George F. Baker Professor of Administration at Harvard Business School, where he has been a member of the faculty since 1978. His current research focuses on modularity in design and the integration of technology and competition in industry evolution, with a particular focus on the computer industry. Earlier research has focused on the areas of technology, productivity, product development and operations strategy. He serves as a director of Guidant Corporation and Tower Automotive, Inc. Dr. Clark received his B.A., M.A. and Ph.D. degrees in economics from Harvard University.

      Mr. Doerr has served as a director of Handspring since October 1998. He has been a general partner of Kleiner Perkins Caufield & Byers since September 1980. Before his tenure at Kleiner Perkins, Mr. Doerr was employed by Intel Corporation for five years. He serves on the Board of Directors of Amazon.com, Inc., Drugstore.com, WebMD, Homestore.com, Intuit Inc., Martha Stewart Living Omnimedia and Sun Microsystems, Inc. Mr. Doerr holds B.S.E.E. and M.E.E. degrees from Rice University and an M.B.A. from the Harvard Graduate School of Business Administration.

      Mr. Dunlevie has served as a director of Handspring since October 1998. Mr. Dunlevie has been a Managing Member of Benchmark Capital, a venture capital firm, since its founding in May 1995. From 1989 to 1995, Mr. Dunlevie was a general partner at Merrill, Pickard, Anderson & Eyre, a venture capital firm. Mr. Dunlevie also has served as Vice President and General Manager of the Personal Computer Division of Everex Systems, Inc., a personal computer manufacturer, and as an investment banker with Goldman, Sachs & Co. He is also a director of Wink Communications and Rambus, Inc. as well as several privately held companies. Mr. Dunlevie holds a B.A. degree from Rice University and an M.B.A. from the Stanford School of Business.

      Mr. Kennard has served as a director of Handspring since April 2001. He has been a Managing Director in the Global Telecommunications and Media Group of The Carlyle Group since May 2001. Prior to joining The Carlyle Group, Mr. Kennard served as Chairman of the U.S. Federal Communications Commission from November 1997 to January 2001. Mr. Kennard served as the FCC’s general counsel from December 1993 to November 1997. Before serving in government, Mr. Kennard was a partner and member of the Board of Directors of the law firm of Verner, Liipfert, Bernhard, McPherson and Hand. Mr. Kennard also serves as a director of Nextel Communications and The New York Times Company. Mr. Kennard graduated from Stanford University and received his law degree from Yale Law School.

      Mr. Kertzman has served as a director of Handspring since April 2000. He has been President, Chief Executive Officer and a director of Liberate Technologies, an interactive TV software company, since November 1998. Prior to joining Liberate, Mr. Kertzman was a member of the Board of Directors of Sybase, Inc., a database company, from February 1995 to November 1998. He served as Chairman of Sybase’s Board of Directors from July 1997 to November 1998. Between February 1998 and August 1998, he also served as Co-Chief Executive Officer of Sybase. From July 1996 until February 1997, Mr. Kertzman served as Chief Executive Officer of Sybase and, from July 1996 until July 1997, he also served as President of Sybase. Between February 1995 and July 1996 he served as an Executive Vice President of Sybase. In February 1995, Sybase merged with Powersoft Corporation, a provider of application development tools. Mr. Kertzman had served as Chief Executive Officer and a director of Powersoft since he founded it in 1974. He also served as President of Powersoft from April 1974 to June 1992. Mr. Kertzman also serves as a director of CNET Networks, Inc.

Board of Directors’ Meetings and Committees

      The Board met six times, including telephone conference meetings, during fiscal 2001 and acted by unanimous written consent two times. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

      Standing committees of the Board include an Audit Committee and a Compensation Committee.

      Dr. Clark and Messrs. Dunlevie and Kertzman are the members of the Audit Committee, which met four times during fiscal 2001. The Audit Committee reviews the Company’s quarterly and annual financial statements; meets with the Company’s independent accountants to review the adequacy of the Company’s internal control systems and financial reporting procedures; reviews the general scope of the Company’s annual audit and the fees charged by the independent accountants; reviews the independence and performance of the independent accounts; reviews and monitors the performance of non-audit services by the Company’s independent accountants; reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company’s Common Stock may be listed.

      Messrs. Doerr and Dunlevie are the members of the Compensation Committee, which met three times during fiscal 2001 and acted by unanimous written consent two times. The Compensation Committee approves compensation for certain officers of the Company, grants options and stock awards under the Company’s employee benefit plans and reviews and recommends adoption of and amendments to the Company’s stock option and employee benefit plans.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF

EACH OF THE NOMINATED DIRECTORS

PROPOSAL NO. 2 — RATIFICATION OF SELECTION

OF INDEPENDENT ACCOUNTANTS

      The Company has selected PricewaterhouseCoopers LLP as its independent accountants to perform the audit of the Company’s consolidated financial statements for fiscal 2002, and the stockholders are being asked to ratify such selection. Representatives of PricewaterhouseCoopers LLP present at the Meeting will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP

      The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP for fiscal 2001.

Audit Fees(1)	$260,000

Financial Information Systems Design and Implementation Fees	—

All Other Fees(2)	$613,000

Total	$873,000

(1)	“Audit Fees” consisted of the fees paid for examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2)	“All Other Fees” included fees paid for other services provided by PricewaterhouseCoopers LLP, including, among others, tax services, accounting consultation, and information systems policies and procedures review.

      The Audit Committee considered whether the non-audit services rendered by PricewaterhouseCoopers LLP were compatible with maintaining PricewaterhouseCoopers LLP’s independence as accountants of our consolidated financial statements, and concluded that they were.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION

OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of September 17, 2001, with respect to the beneficial ownership of the Company’s Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each director/ nominee, (iii) each of the Named Executive Officers of the Company (as defined below) and (iv) all directors and executive officers as a group. There were 131,805,833 shares of the Company’s Common Stock outstanding on September 17, 2001.

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership(1)	Class

Jeffrey C. Hawkins(2)	40,723,709	30.9%

Donna L. Dubinsky(3)	21,797,967	16.5

L. John Doerr(4)	14,880,830	11.3
Kleiner Perkins Caufield & Byers 2750 Sand Hill Road Menlo Park, California 94205

Bruce W. Dunlevie(5)	13,250,707	10.1
Benchmark Capital Partners II, LP 2480 Sand Hill Road Menlo Park, California 94205

Wellington Management Company, LLP(6)	7,170,019	5.4
75 State Street Boston, MA 02109

Edward T. Colligan(7)	5,615,193	4.1

Bernard J. Whitney(8)	1,146,516	*

Kim B. Clark(9)	14,843	*

Michael Gallucci(10)	621,153	*

William E. Kennard(11)	—	*

Mitchell E. Kertzman(12)	14,843	*

David G. Pine(13)	196,251	*

All Directors and Officers (12 Persons)	99,514,512	72.1

*	Less than 1%

(1)	Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated above, the address for each person and entity named in the table is: c/o Handspring, Inc., 189 Bernardo Avenue, Mountain View, California 94043.

(2)	Includes 40,508,209 shares held of record by Mr. Hawkins and his spouse as trustees under the Strauss-Hawkins Trust Agreement dated April 17, 1991 of which 6,825,000 shares are subject to a lapsing repurchase right. Also includes 215,500 shares held of record by various charitable trusts for which Mr. Hawkins is the trustee.

(3)	Represents shares held of record by Ms. Dubinsky as trustee under the Amended and Restated Dubinsky Trust Agreement dated May 23, 1995, of which 3,675,000 shares are subject to a lapsing repurchase right.

(4)	Represents 13,848,663 shares held by Kleiner Perkins Caufield & Byers VIII, L.P., 802,185 shares held by KPCB VIII Founders Fund, L.P. and 15,670 shares held by KPCB Information Sciences Zaibatsu Fund II, L.P., and 214,312 shares held directly by Mr. Doerr. Mr. Doerr is a general partner of KPCB VIII Associates, L.P., which is a general partner of Kleiner Perkins Caulfield & Byers VIII, L.P.

(5)	Represents 450,886 shares held by Mr. Dunlevie and 12,799,821 shares held by Benchmark Capital Partners II, L.P. as nominee for Benchmark Capital Partners II, L.P., Benchmark Founders’ Fund II,

L.P., Benchmark Founders’ Fund II-A, L.P. and Benchmark Members’ Fund II, L.P. Mr. Dunlevie is a Managing Member of Benchmark Capital Management Co. II, LLC, the general partner of Benchmark Capital Partners II, L.P., Benchmark Founders’ Fund II, L.P., Benchmark Founders’ Fund II-A, L.P. and Benchmark Members’ Fund II, L.P. Mr. Dunlevie disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in the Benchmark funds.

(6)	According to the Schedule 13F filed on August 15, 2001 with the Securities and Exchange Commission, Wellington Management Company, LLP has reported that as of June 30, 2001 it possessed shared voting power over 5,733,819 shares and shared dispositive power over 7,170,019 shares.

(7)	Represents 1,514,064 shares held by Mr. Colligan and his spouse and 4,101,129 shares subject to fully exercisable options held by Mr. Colligan.

(8)	Represents 425,000 shares held by Mr. Whitney and his spouse and 721,516 shares subject to fully exercisable options held by Mr. Whitney.

(9)	Represents 14,843 shares subject to fully exercisable options held by Dr. Clark.

(10)	Includes 2,500 shares held directly by Mr. Gallucci and 373,500 shares held of record by Mr. Gallucci and his spouse as trustees under the Gallucci Family Trust dated February 16, 2000, 53,871 of which are subject to a lapsing repurchase right, and 236,153 shares subject to fully exercisable options held by Mr. Gallucci. Also includes 9,000 shares held of record by various trusts for which Mr. Gallucci is the trustee.

(11)	Mr. Kennard was appointed to the Board of Directors in April 2001 and is not currently a beneficial owner of any shares.

(12)	Represents 14,843 shares subject to fully exercisable options held by Mr. Kertzman.

(13)	Includes 27,500 shares held directly by Mr. Pine and 168,751 shares subject to fully exercisable options held by Mr. Pine.

(14)	Includes 240,000 shares held by our executive officers who were not individually listed in this table, 112,500 of which are subject to a lapsing repurchase right, and 6,269,735 shares subject to exercisable options held by the named executives above and the other executive officers who were not individually listed in this table.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

      The names of the executive officers and other key employees of the Company, and certain information about them as of August 31, 2001, are set forth below:

Name	Age	Position

Donna L. Dubinsky(1)	46	President and Chief Executive Officer and a Director

Jeffrey C. Hawkins(1)	44	Chief Product Officer and a Director

Edward T. Colligan	40	Chief Operating Officer

Bernard J. Whitney	45	Chief Financial Officer

Celeste Baranski	43	Vice President, Engineering

Michael Gallucci	45	Vice President, Worldwide Manufacturing

John Hartnett	38	Vice President, Customer Relations and Operations

William Holtzman	49	Vice President, International

Glenn A. Noga	42	Vice President, Chief Information Officer

David G. Pine	42	Vice President, General Counsel and Secretary

Joseph L. Sipher	37	Vice President, Product Marketing

Karen L. Sipprell	41	Vice President, Corporate Marketing

Patricia A. Tomlinson	43	Vice President, Human Resources

Gregory Woock	38	Vice President, North American Sales

(1)	Additional information with respect to Ms. Dubinsky and Mr. Hawkins is set forth herein under “Proposal No. 1 — Election of Directors.”

      Mr. Colligan is a co-founder of Handspring. He has served as Chief Operating Officer of Handspring, Inc. since July 2001. Prior to his promotion to Chief Operation Officer, Mr. Colligan served as Senior Vice President, Marketing and Sales of Handspring from October 1998 through July 2001. Before he joined Handspring, he served as Vice President of Marketing of Palm Computing from January 1993 to September 1998. From 1986 to 1993, Mr. Colligan was at Radius Inc., a provider of displays and graphics cards, most recently serving as Vice President of Strategic and Product Marketing. He holds a B.A. degree in political science from the University of Oregon.

      Mr. Whitney has served as Chief Financial Officer of Handspring since June 1999. From August 1997 to June 1999, he served as Executive Vice President and Chief Financial Officer of Sanmina, Inc., an electronics manufacturing company. From June 1995 to August 1997, Mr. Whitney served as Vice President of Finance for Network General Corporation, a network fault tolerance and performance management solutions company. From 1987 to June 1995, Mr. Whitney held a variety of corporate finance positions at Conner Peripherals, a storage device manufacturer. He holds a B.S. degree in finance from California State University at Chico and an M.B.A. from San Jose State University.

      Ms. Baranski has served as Vice President, Engineering, of Handspring since September 1999. From January 1999 to August 1999, she served as a Product Development Manager at Set Engineering, Inc., a product development consulting company. She served as a Research and Development Manager for the Mobile Computing Division at Hewlett Packard Company from March 1996 to November 1998. Before that she served as Director of Product Development at Norand Corporation, a supplier of handheld computers to vertical markets, from June 1994 to February 1996, and as Vice President of Engineering at EO, Inc., a start-up PDA company, from 1990 to 1994. She holds B.S. and M.S. degrees in electrical engineering from Stanford University.

      Mr. Gallucci has served as Vice President, Worldwide Manufacturing, of Handspring since November 1998. From November 1996 to November 1998, he served as Director, Worldwide Manufacturing and Logistics at Palm. From February 1992 to November 1996, Mr. Gallucci served as Director of Materials at Bay Networks (now Nortel), a computer networking company. He holds a B.S. degree in marketing and an M.B.A. from Arizona State University.

      Mr. Hartnett has served as Vice President, Customer Relations and Operations, of Handspring since February 2000. From July 1999 to February 2000, he served as Senior Vice President of Marketing, Support and Operations of MetaCreations, a creative web software company. Mr. Hartnett also served as Vice President of Worldwide Support and Operations for MetaCreations from December 1997 to July 1999 and Vice President of International Operations for MetaCreations from July 1996 to December 1997. Prior to joining MetaCreations, Mr. Hartnett was with Claris Corporation from 1992 to July 1996 where he most recently held the position of Director of International Operations. He holds a degree in marketing from the Marketing Institute of Ireland and a Post Graduate degree in finance through the ACCA and the University of Limerick.

      Mr. Holtzman has served as Vice President, International, of Handspring since November 1999. From January 1998 to August 1999, he served as Vice President of Strategic Channels and International at Beyond.com, an e-commerce company. From July 1997 to January 1998, he served as an independent consultant for companies including Netscape, Palm and NetObjects. Mr. Holtzman served as Vice President of Asia — Latin America at Macromedia, Inc., a multimedia software company, from March 1995 to July 1997. He holds a B.S. degree in journalism from Boston University.

      Mr. Noga joined Handspring in December 2000 as Vice President Chief Information Officer. Prior to coming to Handspring, from March 2000 to December 2000 Mr. Noga was Vice President and Chief Information Officer of Miadora.com, an online luxury goods retailer. Prior to Miadora, from June 1999 to March 2000 Mr. Noga was Chief Information Officer of Robert Half International, a professional services firm. Mr. Noga was also a partner with Anderson Consulting where he spent 16 years working on a variety of projects including information technology strategies, customer service system implementations, manufacturing and distribution systems with high tech and consumer electronics clients including Apple, AMD and LSI Logic. Mr. Noga holds a B.S. and an M.S. in Engineering from Stanford University.

      Mr. Pine has served as Vice President, General Counsel of Handspring since May 2000 and Secretary since February 2001. From April 1996 to May 2000, Mr. Pine served with At Home Corporation, most recently as Senior Vice President and General Counsel and Secretary. From 1990 to March 1996, he was Vice President, General Counsel and Secretary of Radius Inc., a manufacturer of Macintosh computer peripherals. Mr. Pine also has served as a state legislator in the New Hampshire House of Representatives. Mr. Pine holds an A.B. degree in government from Dartmouth College and a J.D. degree from the University of Michigan Law School.

      Mr. Sipher has served as Vice President, Product Marketing for Handspring since May 2000. From May 1993 through May 2000, he served in a number of product marketing management positions at Palm Computing, Inc., most recently as a Palm Fellow. Prior to Palm, Mr. Sipher held positions at Microsoft and Apple. Mr. Sipher holds a B.A. degree in English and an M.B.A. both from the University of Michigan.

      Ms. Sipprell has served as Vice President, Corporate Marketing of Handspring since June 2000. From November 1993 through May 2000, she was Group Account Director at the integrated marketing communications firm USWeb/ CKS, most recently serving as Senior Partner when the firm was acquired and rebranded marchFIRST. Prior to that, Ms. Sipprell served in a number of marketing management positions with Apple Computer, Microsoft and NeXT Computer. Ms. Sipprell holds a degree in English from Stanford University.

      Ms. Tomlinson has served as Vice President, Human Resources of Handspring since January 2000. From April 1996 to November 1999, she was Vice President of Human Resources at Edify Corporation, a self-service software company. From March 1995 to April 1996, she was Vice President of Human Resources for the Desktop Document Systems Division of Xerox Corporation. Ms. Tomlinson also served as Director of Human Resources at Synopsys, Inc., an electronic design automation software company, from June 1992 to March 1995. From July 1983 to June 1992, she held human resources management positions with Apple Computer, Inc. Ms. Tomlinson holds a B.A. degree in sociology from Pomona College.

      Mr. Woock has served as Vice President, North American Sales of Handspring since November 1999. From April 1992 through September 1999, Mr. Woock was at Creative Labs, Inc., a provider of PC entertainment products, most recently serving as Vice President of Sales. Prior to Creative Labs, Mr. Woock worked for Canon USA. Mr. Woock earned his B.A. in liberal arts from Columbia College in Chicago.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

      The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1999, 2000 and 2001 by (i) the Company’s Chief Executive Officer, (ii) the Company’s Founder and Chief Product Officer and (iii) the Company’s four other most highly compensated employees who were serving as executive officers at the end of fiscal 2001 (together, the “Named Executive Officers”). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

Summary Compensation Table

			Long-Term
			Compensation Awards
		Annual
	Fiscal	Compensation	Securities
Name and Principal Position	Year	Salary($)	Underlying Options(#)

Donna L. Dubinsky	2001	$150,000	—
President and Chief Executive Officer	2000	150,000	—
and a Director(1)	1999	111,442	—

Jeffrey C. Hawkins	2001	150,000	—
Chief Product Officer and	2000	150,000	—
a Director(1)	1999	111,442	—

Edward T. Colligan	2001	200,000	200,000
Chief Operating Officer(2)	2000	150,000	—
	1999	109,712	6,057,693

Bernard J. Whitney	2001	200,000	25,000
Chief Financial Officer(3)	2000	180,000	46,516
	1999	5,539	1,350,000

Michael Gallucci	2001	200,000	40,000
Vice President, Worldwide	2000	150,000	100,000
Manufacturing(4)	1999	80,000	908,653

David G. Pine	2001	200,000	40,000
Vice President, General	2000	25,000	450,000
Counsel and Secretary(5)	1999	—	—

(1)	Ms. Dubinsky and Mr. Hawkins became employees of the Company in July 1998.

(2)	Mr. Colligan became an employee of the Company in October 1998.

(3)	Mr. Whitney became an employee of the Company in June 1999.

(4)	Mr. Gallucci became an employee of the Company in November 1998.

(5)	Mr. Pine became an employee of the Company in May 2000.

Grants of Stock Options

      The following table sets forth further information regarding individual grants of stock options during fiscal 2001 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

Option Grants in Fiscal 2001

	Individual Grants

		Percent of
		Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Securities	Granted			of Stock Price Appreciation
	Underlying	to Employees	Per Share		for Option Term(2)
	Options	in	Exercise	Expiration
Name	Granted(#)	Fiscal 2001	Price($/sh)(1)	Date	5%($)	10%($)

Donna L. Dubinsky	—	—%	$—	—	$—	$—

Jeffrey C. Hawkins	—	—	—	—	—	—

Edward T. Colligan	200,000 (3)	2.5	6.15	06/15/2011	773,540	1,960,303

Bernard J. Whitney	25,000 (4)	0.3	13.03	05/04/2011	204,862	519,162

Michael Gallucci	40,000 (4)	0.5	13.03	05/04/2011	327,780	830,659

David G. Pine	40,000 (4)	0.5	13.03	05/04/2011	327,780	830,659

(1)	Handspring stock options were awarded to the Named Executive Officers with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Handspring stock options expire ten years from the date of grant or at the time of the optionee’s termination of employment.

(2)	The 5% and 10% assumed rates of annual compound stock price appreciation are prescribed by rules of the SEC and do not represent the Company’s estimate or projection of future Common Stock prices.

(3)	These stock options become exercisable, so long as Mr. Colligan continues to provide services to the Company, as to 2.0833% of the shares on November 8, 2002 and will vest monthly at a rate of 2.0833% per month until 100% of the grant is vested on October 8, 2006.

(4)	These stock options become exercisable, so long as the respective executive continues to provide services to the Company, as to 4.1667% of the shares on June 4, 2003 and will vest monthly at a rate of 4.1667% per month until 100% of the grant is vested on May 4, 2005.

Exercises of Stock Options

      The following table sets forth certain information concerning the exercise of stock options during fiscal 2001 by each of the Named Executive Officers and the number and value at June 30, 2001 of unexercised options held by said individuals.

Aggregated Option Exercise in Fiscal 2001

and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares	Value	Options at 06/30/01(#)		at 06/30/01(2)($)
	Acquired on	Realized
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Donna L. Dubinsky	—	$—	—	—	$—	$—

Jeffrey C. Hawkins	—	—	—	—	—	—

Edward T. Colligan	—	—	5,157,693	200,000	39,450,626	310,000

Bernard J. Whitney	—	—	721,516	25,000	5,432,834	—

Michael Gallucci	135,000	1,643,100	236,153	115,000	1,615,086	—

David G. Pine	—	—	121,874	368,126	—	—

(1)	“Value Realized” represents the fair market value of the shares underlying the option on the date of exercise less the aggregate exercise price.

(2)	These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been, and may never be, realized. The values are based on the positive spread between the respective exercise prices of outstanding stock options and the closing price of Handspring’s Common Stock on June 29, 2001 ($7.70 per share).

COMPENSATION OF DIRECTORS

      Each member of the Board of Directors who is not employed by the Company and who resides outside of the San Francisco Bay Area is paid a fee of $2,000 for each meeting of the Board of Directors, or committee thereof, attended in person by that director. Dr. Clark and Mr. Kennard are the only two directors who currently reside outside the San Francisco Bay Area and are not employed by the Company. In any calendar year, there are approximately six meetings of the Board held per year.

      In addition, under the Company’s 2000 Equity Incentive Plan, each director of the Company who is not an employee of the Company (or of any parent or subsidiary of the Company) (“Outside Director”) receives automatic grants of stock options. The following equity compensation will be paid to the Outside Directors:

(1) Upon joining the Board, each Outside Director who first becomes a member of the Board will be automatically granted an option to purchase 37,500 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an “Initial Grant”), to be vested as to 25% of the shares on the one year anniversary of the start date for such Initial Grant, and thereafter as to 2.08333% of the shares at the end of each full succeeding month, so long as the Outside Director continuously remains a director or a consultant of the Company.

(2) Immediately following each annual meeting of stockholders, each Outside Director will automatically receive a new 11,250 share option grant (a “Succeeding Grant”), to be vested as to 25% of the shares on the one year anniversary of the start date for such Succeeding Grant, and thereafter as to 2.08333% of the shares at the end of each full succeeding month, so long as the Outside Director continuously remains a director or a consultant of the Company.

      Notwithstanding the foregoing, the Board may grant additional option shares to an Outside Director under the 2000 Equity Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board (the “Committee”) makes all decisions involving the compensation of executive officers of the Company. The Committee consists of the following non-employee directors: L. John Doerr and Bruce W. Dunlevie. No executive officer of the Company served during fiscal 2001, or currently serves, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on the Company’s Board or the Company’s Compensation Committee. Although Donna L. Dubinsky (the Company’s Chief Executive Officer), David G. Pine (the Company’s Vice President, General Counsel and Secretary) and Patricia A. Tomlinson (the Company’s Vice President, Human Resources) are generally invited to attend the meetings of the Committee, they do not participate in deliberations that relate to their own compensation.

REPORT OF THE COMPENSATION COMMITTEE

      This Report of the Compensation Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

      Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the “Committee”). The Committee is composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the SEC.

General Compensation Policy

      The Committee acts on behalf of the Board to establish the general compensation policy of the Company for the Chief Executive Officer (“CEO”) and other executive officers of the Company. The Committee typically reviews base salary levels and target bonuses for the CEO and other executive officers at or about the beginning of each fiscal year. The Committee administers the Company’s incentive and equity plans, including the 2000 Equity Incentive Plan, the 1999 Executive Equity Incentive Plan, and the 1998 Equity Incentive Plan.

      The Committee’s philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers of the Company is based on corporate profits and sales performance. Long-term equity compensation for executive officers is made through the granting of stock options. Stock options generally have value for the executive only if the price of the Company’s stock increases above the fair market value on the grant date and the executive remains in the Company’s employ for the period required for the shares to vest.

      The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company’s corporate goals. In addition to their base salaries, the Company’s executive officers, including the CEO, are each eligible to receive an annual cash bonus and are eligible to participate in the 2000 Equity Incentive Plan.

      In preparing the performance graph for this Proxy Statement, the Company used the Nasdaq Computer Manufacturer Stocks Index as its published line of business index. The compensation practices of most of the companies in that index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

Fiscal 2001 Executive Compensation

      Base Compensation. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer, including the CEO.

      Incentive Compensation. Cash bonuses are awarded only if the Company meets predetermined objectives set by the Board at the beginning of the fiscal year. For fiscal 2001, the objectives used by the Company as the basis for incentive compensation for the CEO and other executives were based on a combination of revenue and profitability. Executives were eligible to earn a target bonus equal to 10% of their respective base salaries if these objectives were met, with a total bonus potential in excess of the target bonus based on achievement above these objectives, with their bonuses to be increased proportionately if fiscal 2001 objectives were exceeded. For fiscal 2001, no executive bonuses were paid as the Company did not achieve its financial objectives.

      Stock Options. In fiscal 2001, stock options to purchase shares of Common Stock of the Company (the “Handspring Options”) were granted to certain executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. Handspring Options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional Handspring Options to executives for other reasons. The number of shares subject to each Handspring Option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive’s peer group. In fiscal 2001, the Committee considered these factors, as well as the number of Handspring Options held by such executive officers as of the date of grant that remained unvested. The Handspring Options are granted at a price that is equal to the fair market value of the Company’s Common Stock on the date of grant. In addition, the options granted to the executive officers in fiscal 2001 will become exercisable as to 4.1667% of the shares on June 4, 2003 and will vest monthly at a rate of 4.1667% per month until 100% of the grant is vested on May 4, 2005, except for the option granted to Mr. Colligan which will be become exercisable as to 2.0833% of the shares on November 8, 2002 and will vest monthly at a rate of 2.0833% per month until 100% of the grant is vested on October 8, 2006. The vesting schedules for options granted to the executive officers in fiscal 2001 were structured to provide further retention incentives for the Company’s executive officers.

      Company Performance and CEO Compensation. For the fiscal year 2001, Donna L. Dubinsky, the CEO of the Company, received a base salary of $150,000. She did not receive a bonus for fiscal 2001 under the Company’s Executive Bonus Plan, as the Executive Bonus Plan’s objectives were not met. If 100% of the Executive Bonus Plan’s objectives had been met, Ms. Dubinsky would have been eligible to earn a target bonus of $15,000, with a total bonus potential in excess of the target bonus based on achievement above the objectives. For fiscal 2002, Ms. Dubinsky will receive a base salary of $200,000 with a target bonus of $20,000 based on attainment of 100% of the Executive Bonus Plan objectives, with her bonus to be increased proportionately if fiscal 2002 objectives are exceeded.

      Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for fiscal 2002. The 2000 Equity Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for fiscal 2001 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

COMPENSATION COMMITTEE

L. John Doerr
Bruce W. Dunlevie

REPORT OF THE AUDIT COMMITTEE

      This Report of the Audit Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

To the Board of Directors:

      The Audit Committee acts pursuant to the Charter of the Audit Committee of the Board of Directors, which was amended by the Company’s Board on August 16, 2001 and a copy of which is attached as Appendix A to this Proxy Statement. Management is responsible for our internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the Nasdaq National Market.

      The Audit Committee has reviewed and discussed our audited financial statements with the management of the Company. The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, which relates to the accountant’s independence from us and our related entities, and has discussed with PricewaterhouseCoopers LLP their independence from us.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

AUDIT COMMITTEE

Kim B. Clark
Bruce W. Dunlevie
Mitchell E. Kertzman

COMPANY STOCK PRICE PERFORMANCE

      The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

      The graph below compares the cumulative total stockholder return on the Common Stock of the Company from June 20, 2000, the date of the initial public offering of Handspring’s Common Stock through and including June 29, 2001, the last trading day of Handspring’s fiscal year-end, with the cumulative total return on the S&P 500 Index and the Nasdaq Computer Manufacturer Stocks Index (assuming the investment of $100 in the Company’s Common Stock and in each of the indexes on June 20, 2000 and reinvestment of all dividends).

Data for Handspring, Inc.,

Common Stock Price Performance Graph

      SCALED PRICES: Stock and index prices scaled to $100 as of June 29, 2001.

	June 20, 2000	June 29, 2001

S&P 500	$100.00	$84.05
Nasdaq Computer Manufacturer Stocks	$100.00	$39.32
Handspring	$100.00	$38.50

CERTAIN TRANSACTIONS

      From June 20, 2000 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except under “Executive Compensation” and “Employment Agreements.”

AGREEMENTS WITH OUR OFFICERS AND DIRECTORS

      Indemnification agreements with directors and executive officers. We have entered into indemnification agreements with certain of our directors and executive officers, including some who began serving as directors or executive officers within the past year. These agreements provide the maximum indemnity available to them under Section 145 of the Delaware General Corporation Law and under our bylaws, as well as certain additional procedural protections. These agreements provide generally that we will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified, and require us to indemnify such individuals to the fullest extent permitted by law.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company’s 2002 annual meeting of stockholders must be received by the Company at its principal executive offices no later than June 7, 2002 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. Stockholders wishing to bring a proposal before the 2002 annual meeting of stockholders (but not include it in the Company proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company no later than August 21, 2002.

SECTION 16(a)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Exchange Act requires the Company’s directors and officers and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met.

OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

ANNUAL REPORTS

      A copy of our Annual Report to Stockholders, which includes financial statements, is being mailed with this Proxy Statement.

      We have filed our Annual Report on Form 10-K for the fiscal year ended June 30, 2001 with the Securities and Exchange Commission. It is available at the SEC’s web site at www.sec.gov. Upon written request by a Handspring stockholder, we will mail without charge a copy of our Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

      Requests for copies of our Annual Report to Stockholders or our Annual Report on Form 10-K should be directed to Investor Relations, Handspring, Inc., 189 Bernardo Avenue, Mountain View, California 94043. Financial reports may also be accessed on our web site at www.handspring.com.

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

As Amended on August 16, 2001

I.     Purpose

      The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Handspring, Inc. (the “Company”) is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company’s financial accounting, reporting and controls. The Committee’s principal functions are to:

•	monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company’s independent auditors and the Company’s financial and senior management;

•	review and evaluate the independence and performance of the Company’s independent auditors; and

•	facilitate communication among the Company’s independent auditors, the Company’s financial and senior management and the Board.

      The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company’s independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company’s policies and procedures.

II.     Membership

      All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

      The Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be “independent” as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the “Rules”), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.     Meetings

      Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a periodic basis in connection with their review of the Company’s financial statements.

IV.     Responsibilities and Duties

      The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1. Review the Company’s quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

2. In connection with the Committee’s review of the annual financial statements:

•	Discuss with the independent auditors and management the financial statements and the results of the independent auditors’ audit of the financial statements. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

•	Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company’s financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. In connection with the Committee’s review of the quarterly financial statements:

•	Discuss with the independent auditors and management the results of the independent auditors’ SAS 71 review of the quarterly financial statements.

•	Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter.

5. Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company’s accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group.

6. Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

7. Review the independence and performance of the independent auditors. Recommend to the Board of Directors the appointment or discharge of the independent auditors.

8. Communicate with the Company’s independent auditors about the Company’s expectations regarding its relationship with the auditors, including the following: (i) the independent auditors’ ultimate accountability to the Board and the Committee, as representatives of the Company’s stockholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

9. Review and approve processes and procedures to ensure the continuing independence of the Company’s independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

10. Review the independent auditors’ audit plan.

11. Approve the fees and other significant compensation to be paid to the independent auditors.

12. Periodically review the status of any legal matters that could have a significant impact on the Company’s financial statements.

13. Annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee’s responsibilities.

15. Review and reassess the adequacy of the Committee’s charter at least annually. Submit the charter to the Company’s Board of Directors for review and include a copy of the charter as an appendix to the Company’s proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

16. Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company’s Common Stock is listed, and perform other activities that are consistent with this charter, the Company’s Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

2043-PS-01

HANDSPRING, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
November 14, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

The undersigned hereby appoints Donna L. Dubinsky and David Pine, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Handspring, Inc. (the “Company”) to be held at Mountain View Center for the Performing Arts, 500 Castro Street, Mountain View, California 94041 on November 14, 2001, at 2:00 p.m., local time, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

See Reverse Side

[X]     Please mark your choices like this

ACCOUNT NUMBER	COMMON

1.	ELECTION OF DIRECTORS	FOR [ ]	WITHHELD FOR ALL [ ]

Nominees:	Bruce W. Dunlevie Kim B. Clark
Instruction:	To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below:

2.	RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]	The Board of Directors recommends a vote FOR all nominees for election and FOR Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE COMPANY’S NOMINEES FOR ELECTION AND FOR PROPOSAL 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Dated: , 2001

__________________________________ Signature(s)

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators, or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.